UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2015

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 4, 2015, Zayo Group, LLC (“ZGL”), a subsidiary of Zayo Group Holdings, Inc. (“Holdings” and together with ZGL, the “Company”) issued a press release announcing its intent, subject to market and other conditions, to offer an additional $730 million aggregate principal amount of its 6.00% Senior Notes due 2023 (the “Notes”) in a private offering pursuant to Rule 144A of the Securities Act of 1933, as amended.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The offering memorandum to be delivered to prospective investors in connection with the private offering of the Notes contains the disclosure set forth below:

On February 24, 2015, Holdings filed a registration statement on Form S-1 with the SEC relating to a proposed follow-on public offering of its common stock (the “Follow-on Offering”). Holdings and certain of its stockholders plan to sell shares in the Follow-on Offering. The gross amount of equity issued by Holdings in the Follow-on Offering is currently expected to be in the range of $100 million to $250 million. However, no assurance can be given that the actual amount issued by Holdings will be within the currently expected range or that the Follow-on Offering will be completed.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 4, 2015.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the registrants believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in their respective filings with the Securities and Exchange Commission. The registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in Holdings’ final prospectus filed with the SEC on October 17, 2014, ZGL’s Annual Report on Form 10-K for the year ended June 30, 2014, and each registrant’s Quarterly Report on Form 10-Q for the quarters ended September 30, 2014 and December 31, 2014, including but not limited to those under the heading “Risk Factors” to the extent each heading is included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: March 4, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 4, 2015.